                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A -101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                IMAX CORPORATION
                (Name of Registrant as Specified In Its Charter)

     _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction.

(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: _________________________

(2)  Form, Schedule or Registration Statement No.:  _________________________

(3)  Filing Party:  _________________________

(4)  Date Filed:  _________________________

(IMAX(R) LOGO)

IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IMAX CORPORATION (the "Company") will be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016 on Tuesday, April 11, 2006 at 10:30 a.m. (the "Meeting"), for the purposes of:

     (1) receiving the consolidated financial statements for the fiscal year ended December 31, 2005, together with the auditors' report thereon;

     (2)  electing directors;

     (3) appointing auditors and authorizing the directors to fix the auditors' remuneration; and

     (4) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

                                        By Order of the Board,


                                        /s/ G. MARY RUBY
                                        ----------------------------------------
                                        G. MARY RUBY
                                        Senior Vice President, Legal Affairs
                                        and Corporate Secretary

Mississauga, Ontario
March 9, 2006

SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT AT THE MEETING ARE REQUESTED TO COMPLETE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. PROXIES MUST BE DEPOSITED WITH COMPUTERSHARE INVESTOR SERVICES INC., C/O STOCK AND BOND TRANSFER DEPT., 9TH FLOOR, 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA, M5J 2Y1 OR AT THE CORPORATE HEADQUARTERS OF THE COMPANY NOTED ABOVE ON OR BEFORE 10:30 A.M. (EASTERN TIME) ON FRIDAY, APRIL 7, 2006.

                                 (IMAX(R) LOGO)

                                 PROXY CIRCULAR

                                       AND

                                 PROXY STATEMENT

                                  MARCH 9, 2006

                                IMAX CORPORATION
           2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
                       tel: 905-403-6500 fax: 905-403-6540
                                  www.imax.com

                                TABLE OF CONTENTS

GENERAL INFORMATION.....................................................       1
SOLICITATION OF PROXIES BY MANAGEMENT...................................       1
INFORMATION ON VOTING...................................................       1
   Record Date for Notice of Annual Meeting and Provisions Relating
      to Voting.........................................................       1
   Appointment and Delivery of Proxies..................................       1
   Revocability of Proxies..............................................       1
   Proxy and Voting by Mail or Delivery.................................       2
   Proxy and Voting by Telephone........................................       2
   Proxy and Voting by Internet.........................................       2
   Voting By Proxy......................................................       2
   Exercise of Discretion by Proxies....................................       2
VOTING SHARES...........................................................       2
PRINCIPAL SHAREHOLDERS OF VOTING SHARES.................................       3
FINANCIAL STATEMENTS AND AUDITORS' REPORT...............................       3
SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2007 ANNUAL MEETING.............       3
ELECTION OF DIRECTORS...................................................       4
NOMINEES FOR ELECTION...................................................       4
   Directors who Continue in Office after the Meeting...................       5
EXECUTIVE OFFICERS......................................................       6
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..........................       7
   Section 16(a) Beneficial Ownership Reporting Compliance..............       8
EXECUTIVE COMPENSATION..................................................       9
   Summary Compensation Table...........................................       9
   Options Granted......................................................      10
   Aggregated Option Exercises and Year-End Option Values...............      10
   Pension Plans........................................................      10
   Employment Contracts.................................................      11
   Equity Compensation Plans............................................      13
CODE OF ETHICS..........................................................      14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.............      14
REPORT ON EXECUTIVE COMPENSATION........................................      14
   Composition of Compensation Committee................................      14
   Base Salary..........................................................      14
   Annual Incentive Compensation........................................      14
   Stock Options........................................................      14
   Executive Share Ownership Plan.......................................      15
   Compensation of Co-Chief Executive Officers..........................      15
   Performance Graph....................................................      16
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE............................      16
COMPENSATION OF DIRECTORS...............................................      16
CORPORATE GOVERNANCE PRACTICES..........................................      17
   Nomination Process...................................................      17
   Board of Directors Mandate...........................................      17
   Committees of the Board..............................................      17
   Audit Committee......................................................      17
   Compensation Committee...............................................      18
   Corporate Governance Committee.......................................      18
   Option Committee.....................................................      18
   Orientation and Education............................................      18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................      18
   Registration Rights Agreements.......................................      19
AUDITOR INDEPENDENCE....................................................      19
   Audit Fees...........................................................      19
   Audit-Related Fees...................................................      19
   Tax Fees.............................................................      19
   All Other Fees.......................................................      19
   Audit Committee's Pre-Approval Policies and Procedures...............      19
REPORT OF THE AUDIT COMMITTEE...........................................      20
APPOINTMENT OF AUDITORS.................................................      20
AVAILABLE INFORMATION...................................................      20
APPROVAL BY BOARD OF DIRECTORS..........................................      20
APPENDIX "A" STATEMENT OF CORPORATE GOVERNANCE PRACTICES................   A - 1
APPENDIX "B" BOARD OF DIRECTORS' CHARTER................................   B - 2

(IMAX(R) LOGO)
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1

                               GENERAL INFORMATION

     The Annual Meeting (the "Meeting") of Shareholders of IMAX Corporation (the "Company") will be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016, on Tuesday, April 11, 2006 at 10:30 a.m., for the purposes of: (i) receiving the consolidated financial statements for the fiscal year ended December 31, 2005, together with the auditors' report thereon;
(ii) electing directors; (iii) appointing auditors and authorizing the directors to fix the auditors' remuneration; and (iv) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

     The Notice of Annual Meeting, this document and the Proxy will be released on or about March 9, 2006 to security holders of the Company's Common Shares as of the close of business on February 21, 2006, the record date for the Annual Meeting.

                      SOLICITATION OF PROXIES BY MANAGEMENT

     THIS PROXY CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF THE COMPANY OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON TUESDAY, APRIL 11, 2006 AT STONY BROOK MANHATTAN, 2ND FLOOR, 401 PARK AVENUE SOUTH, NEW YORK, NEW YORK, USA, 10016 AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING. While management intends to solicit most proxies by mail, some proxies may be solicited by telephone or other personal contact by directors or officers of the Company. Directors and employees will not receive any additional compensation for such activity. The Company will, upon request, pay brokers and certain other persons who hold the Company's Common Shares for others their reasonable expenses for sending proxy materials to the beneficial owners of the Company's Common Shares. The cost of solicitation will be borne by the Company.

                              INFORMATION ON VOTING

RECORD DATE FOR NOTICE OF ANNUAL MEETING AND PROVISIONS RELATING TO VOTING

     The Board of Directors has fixed February 21, 2006 as the record date for the Meeting. Accordingly, each holder of Common Shares of record on that date is entitled to one vote for each Common Share shown as registered in the shareholder's name on the list of shareholders prepared as of February 21, 2006.

APPOINTMENT AND DELIVERY OF PROXIES

     The persons named in the accompanying Proxy are directors and officers of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, OTHER THAN THE PERSONS DESIGNATED AS PROXYHOLDERS IN THE ACCOMPANYING PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Proxy, or complete another appropriate form of proxy.

REVOCABILITY OF PROXIES

     A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or his attorney authorized in writing at the registered office of the Company at any time up to and including 10:30 a.m., Eastern Time, on the second last business day prior to the day of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or at any adjournment thereof at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the Meeting in person.

 Unless otherwise indicated, all references in this document to dollar amounts are to U.S. dollars.

   All information contained in this document is at February 21, 2006, unless otherwise indicated.

PROXY AND VOTING BY MAIL OR DELIVERY

     To vote by mail or delivery, your paper Proxy must be completed, signed and returned in accordance with the instructions on the paper Proxy. To be valid, a Proxy must be dated and signed by the shareholder or his attorney authorized in writing. The Proxy, to be acted upon, must be deposited with the Company c/o its transfer agent, Computershare Investor Services Inc., c/o Stock & Bond Transfer Dept., 9th Floor, 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 or at the Corporate Headquarters of the Company, by 10:30 a.m., Eastern Time, on Friday, April 7, 2006 or 10:30 a.m. on the second last business day prior to the date of any adjournment of the Meeting, or with the chairman of the Meeting on the day of the Meeting or any adjournment of the Meeting prior to the commencement of the Meeting or the adjournment, as the case may be.

PROXY AND VOTING BY TELEPHONE

     To vote by telephone, call the toll-free number shown on the Proxy form provided. Using a touch-tone telephone to select your voting preferences, follow the instructions of the "Vote voice" and REFER TO YOUR HOLDER ACCOUNT NUMBER AND ACCESS NUMBER PROVIDED ON THE PROXY that was delivered to you by mail.

     NOTE THAT VOTING BY TELEPHONE IS NOT AVAILABLE IF YOU WISH TO APPOINT A PERSON AS A PROXY OTHER THAN THE PERSONS NAMED ON THE PROXY FORM. In such a case, your Proxy should be voted by mail, delivery, or Internet.

PROXY AND VOTING BY INTERNET

     To vote your Proxy by Internet, visit the website address as shown on the Proxy form provided. Follow the on-line voting instructions given to you over the Internet and REFER TO YOUR HOLDER ACCOUNT NUMBER AND ACCESS NUMBER PROVIDED ON THE PROXY that was delivered to you by mail.

VOTING BY PROXY

     For the purpose of voting by Proxy, proxies marked as "WITHHOLD" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD" is indicated.

     By completing and returning a Proxy, you are authorizing the person named in the Proxy to attend the Meeting and vote your shares on each item of business you are entitled to vote on, according to your instructions. IF THERE ARE NO INSTRUCTIONS WITH RESPECT TO YOUR PROXY, YOUR COMMON SHARES WILL BE VOTED IN FAVOUR OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION, IN EACH CASE, AS REFERRED TO IN THIS CIRCULAR.

     Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by broker "non-votes" will, however, be counted in determining whether there is a quorum.

EXERCISE OF DISCRETION BY PROXIES

     The person appointed as proxyholder has discretionary authority and may vote the Common Shares represented thereby as such person considers best with respect to amendments or variations to matters identified in the Notice of Annual Meeting, and with respect to any other matter which may properly come before the Meeting. As of the date of this Circular, management of the Company is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote on such other business in accordance with their judgement.

                                  VOTING SHARES

     On February 21, 2006 the Company had 40,214,242 Common Shares issued and outstanding, each carrying the right to one vote at all meetings of the shareholders of the Company.

     A quorum for the transaction of business at the Meeting shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by Proxy not less than 33-1/3% of the outstanding Common Shares of the Company entitled to be voted at the Meeting.

                     PRINCIPAL SHAREHOLDERS OF VOTING SHARES

     The Company is not aware of any persons who as of February 21, 2006, beneficially owned or exercised control or direction over more than 5% of the Company's Common Shares except:

                                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF                                        BENEFICIAL OWNERSHIP OF   PERCENT OF OUTSTANDING
BENEFICIAL OWNER OF COMMON SHARES                              COMMON SHARES (1)        COMMON SHARES (2)
---------------------------------                          -----------------------   ----------------------
RICHARD L. GELFOND                                              2,722,900 (3)                 6.6%
   Suite 2100, 110 East 59th Street, New York, New York

BRADLEY J. WECHSLER                                             2,632,800 (4)                 6.4%
   Suite 2100, 110 East 59th Street, New York, New York

     Statements as to securities beneficially owned by the above-mentioned beneficial owners, or as to securities over which they exercise control or direction, are based upon information obtained from such beneficial owners and from records available to the Company.

(1) Includes number of Common Shares owned at February 21, 2006 and Common Shares as to which each individual had at February 21, 2006 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 40,214,242 Common Shares outstanding as of February 21, 2006 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Included in the amount shown are 1,150,000 Common Shares as to which Mr. Gelfond had the right to acquire beneficial ownership as of February 21, 2006 through the exercise of options.

(4) Included in the amount shown are 1,150,000 Common Shares as to which Mr. Wechsler had the right to acquire beneficial ownership as of February 21, 2006 through the exercise of options.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

     The Board of Directors will submit to the shareholders at the Meeting the consolidated financial statements for the fiscal year ended December 31, 2005, and the Auditors' Report thereon. A copy of these financial statements and the Auditors' Report is included in the Annual Report to Shareholders, which is being mailed to the Company's shareholders together with this Circular.

           SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2007 ANNUAL MEETING

     If a shareholder wishes to propose any matter for a vote by the Company's shareholders at its 2007 annual meeting, he/she must send his/her proposal to the Company's corporate office at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. The Company may omit the proposal from next year's proxy circular and proxy statement under applicable U.S. securities laws if it is not received by the Company's Corporate Secretary at the address noted above by November 11, 2006 and may omit the proposal from next year's proxy circular and proxy statement under applicable Canadian corporate law if it is not received by the Company's Corporate Secretary at the address noted above by December 11, 2006.

                              ELECTION OF DIRECTORS

     As permitted by the Company's articles, the Board of Directors has fixed the number of directors at seven, effective at the Meeting.

     At the Meeting, shareholders will be asked to approve the election of directors, by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution for the election of the nominees. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

     The Board of Directors is divided into three classes, each of which serves for a three-year term. The Board of Directors is currently composed of Neil S. Braun, Kenneth G. Copland, Michael Fuchs, Richard L. Gelfond, Garth M. Girvan, David W. Leebron, Marc A. Utay and Bradley J. Wechsler. At the Meeting the term of Class I directors expires. The term of Class II directors expires in 2008. The term of Class III directors expires in 2007.

     During the fiscal year ended December 31, 2005, the Board of Directors held seven meetings. The Audit Committee held eleven meetings; the Corporate Governance Committee held one meeting; the Compensation Committee held one meeting; and the Option Committee held no meeting. During the fiscal year ended December 31, 2005, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which he served. See board meeting attendance records in Item 1.g) of Appendix "A".

     While the Company encourages directors to attend its annual meeting of shareholders, it has no formal policy concerning such attendance. Six directors attended last year's annual meeting of shareholders. The Company does not have a formal policy regarding shareholders communicating with the Board of Directors, although shareholders may do so in writing to IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Board of Directors and Secretary to the Board. The Secretary forwards all shareholder communications to the Board of Directors.

                              NOMINEES FOR ELECTION

     The individuals noted below are to be nominated for election to the Board of Directors of the Company in Class I.

     The following table lists certain information concerning the persons to be nominated for election to the Board of Directors of the Company in Class I and the directors whose terms continue after the Meeting.

NOMINEES FOR ELECTION AS CLASS I                                CURRENT POSITION
DIRECTORS FOR THE TERM EXPIRING IN 2009                         WITH THE COMPANY
---------------------------------------                         ----------------
     *    Neil S. Braun, 53, New York, New York.                    Director

Neil S. Braun, a director of the Company since June 2003, has been the President, Feature Films and Television, IDT
Entertainment since January 2005 and the President of Vanguard Animation, LLC since 2001. He was the President of
Vast Video Inc. prior to this and was President of iCast
Corporation a wholly-owned subsidiary of CMGI, Inc. during 1999. From 1994 to 1998, Mr. Braun was President of NBC
Television Network. Mr. Braun also sits on the Share our Strength and Westhampton Beach Performing Arts Center boards of directors and is a member of the University of Pennsylvania School of Arts and Sciences Board of Overseers, all non-profit organizations.

     *    Kenneth G. Copland, 68, Toronto, Ontario.                 Director

Kenneth G. Copland, a director of the Company since June
1999, is the Chairman of KGC Ltd. Mr. Copland was the
Vice-Chairman of BMO Nesbitt Burns Inc. from 1994 to May
2001. He is Chairman of Humber College Foundation and HC
Educational Ventures Limited. Mr. Copland is a director of the Investment Dealers Association of Canada. Mr. Copland serves as the Chairman of the Audit Committee and is a Canadian citizen.

     ++ = + Garth M. Girvan, 56, Toronto, Ontario.                  Director

Garth M. Girvan, a director of the Company since March 1994, is a partner of McCarthy Tetrault, Canadian counsel to the Company. Mr. Girvan is a director of Corby Distilleries
Limited and is a Canadian citizen.

                                                                  EXPIRY OF
DIRECTORS WHO CONTINUE IN OFFICE AFTER THE MEETING              TERM OF OFFICE
--------------------------------------------------              --------------
Richard L. Gelfond, 50, New York, New York.                          2007

Richard Gelfond has been Co-Chairman of the Company since
June 1999 and Co-Chief Executive Officer since May 1996. From
March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the Management Company of
Brookhaven National Laboratories. He is also Vice Chairman of the New York Historical Society and a Member of the Motion
Picture Academy of Arts & Science. Mr. Gelfond served as the
Chairman of the Columbia Shuttle Memorial Trust Steering
Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

*    = David Leebron, 51, Houston, Texas.                            2008

David W. Leebron, a director of the Company since September
2003, has been the President of Rice University since July 1,
2004. Prior to July 1, 2004, Mr. Leebron held the position of
Dean and Lucy G. Moses Professor of Law at Columbia
University School of Law since 1996 and Professor of Law since 1989. Mr. Leebron is a member of the American Bar
Association and on the Council on Foreign Relations. Mr.
Leebron serves as Chairman of the Corporate Governance
Committee of the Company.

=    + Marc A. Utay, 46, New York, New York.                         2008

Marc A. Utay, a director of the Company since May 1996, has been the Managing Partner of Clarion Capital Partners, a private equity investment firm, since November 1999. Prior to joining Clarion, Mr. Utay was a Managing Director of
Wasserstein Perella & Co. Inc. and a member of Wasserstein
Perella's Policy Committee. Mr. Utay was co-head of
Wasserstein Perella's Leveraged Finance, Retailing and Media,
Telecommunication and Entertainment groups. Until December
2002, Mr. Utay was also a Senior Advisor to Dresdner
Kleinwort Wasserstein. Mr. Utay is a director of P & F
Industries, Inc. Mr. Utay serves as Chairman of the Option
Committee of the Company.

Bradley J. Wechsler, 54, New York, New York.                         2007

Bradley J. Wechsler has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May 1996. From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as Co-Chairman with Mr. Gelfond since June
1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive
Committee, the American Museum of the Moving Image, Math for
America, the Ethical Culture Fieldston Schools and Apollo
Investment Corporation. Mr. Wechsler is also a Member of the Motion Picture Academy of Arts & Science.

*    Member, Audit Committee of the Company

++   Member, Compensation Committee of the Company

=    Member, Corporate Governance Committee of the Company

+    Member, Option Committee of the Company

     The Board of Directors recommends that you vote in favour of the election of the nominees whose names are set forth above.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH ABOVE. IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT SUCH SHAREHOLDER'S SHARES ARE TO BE WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director. Each director elected will hold office until the expiry of the term for which he has been elected or until his successor is elected or appointed, unless his office is earlier vacated.

     Shareholders who wish to have the Board of Directors consider the nomination of any person for director at the 2007 meeting of shareholders should communicate with the Company's Corporate Secretary at the Company's corporate office (see description under "Nomination Process" below).

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company.

Name                    Age   Position
----                    ---   --------
Richard L. Gelfond...    50   Co-Chairman & Co-Chief Executive Officer and Director
Bradley J. Wechsler..    54   Co-Chairman & Co-Chief Executive Officer and Director
Greg Foster..........    43   Chairman & President, Filmed Entertainment
Francis T. Joyce.....    53   Chief Financial Officer
Robert D. Lister.....    37   Executive Vice President, Business & Legal Affairs
                              and General Counsel
Larry O'Reilly.......    43   Executive Vice President, Theatre Development
Brian Bonnick........    49   Senior Vice President, Technology
David B. Keighley....    57   Senior Vice President & President, David Keighley
                              Productions 70MM Inc.
G. Mary Ruby.........    48   Senior Vice President, Legal Affairs, Deputy General
                              Counsel and Corporate Secretary
Mary C. Sullivan.....    42   Senior Vice President, Human Resources & Administration
Mark Welton..........    42   Senior Vice President, Theatre Operations
Kathryn A. Gamble....    38   Vice President, Finance, Controller
Edward MacNeil.......    41   Vice President, Finance, Tax and Special Projects

     RICHARD L. GELFOND has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the Management Company of Brookhaven National Laboratories. He is also Vice Chairman of the New York Historical Society and a Member of the Motion Picture Academy of Arts & Science. Mr. Gelfond served as the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

     BRADLEY J. WECHSLER has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May 1996. From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as Co-Chairman with Mr. Gelfond since June 1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive Committee, the American Museum of the Moving Image, Math for America, the Ethical Culture Fieldston Schools and Apollo Investment Corporation. Mr. Wechsler is also a Member of the Motion Picture Academy of Arts & Science.

     GREG FOSTER joined the Company in March 2001 as President, Filmed Entertainment and was appointed Chairman & President, Filmed Entertainment in September 2004. Prior to joining the Company, Mr. Foster was Executive Vice-President of Production at MGM/UA. Prior to that Mr. Foster held other senior positions including Senior Vice-President of Motion Picture Marketing Research during his 15 years at MGM/UA. In 1999, Mr. Foster founded uMogul, a financial services company and held the position of Chairman, Co-Founder and President.

     FRANCIS T. JOYCE joined the Company in March 2001 as Chief Financial Officer. Prior to joining the Company, Mr. Joyce held the position of Chief Financial Officer of the Internet company theglobe.com from 1998 until his employment with the Company. From 1997 to 1998, Mr. Joyce served as Chief Financial Officer of Reed Travel Group, a division of Reed Elsevier PLC and from 1994 to 1997 served as Chief Financial Officer of the Alexander Consulting Group, a division of Alexander and Alexander Services Inc., an international professional services firm. Mr. Joyce is a member of Financial Executive International and the American Institute of Certified Public Accountants.

     ROBERT D. LISTER joined the Company in May 1999 as Senior Vice President, Legal Affairs and General Counsel and was appointed Executive Vice President, Business & Legal Affairs in May 2001. Prior to joining the Company, Mr. Lister was Vice President, General Counsel and Secretary of Clearview Cinemas, a film exhibitor, from March 1998 until his employment with the Company. Prior to that, Mr. Lister served as Associate General Counsel of Merit Behavioral Care Corporation, a behavioral healthcare company, from March 1996 through March 1998. Mr. Lister serves on the board of Giant Screen Theater Association. Mr. Lister is a member of the New York State Bar Association.

     LARRY O'REILLY joined the Company in March 1994 as the Sales Manager, Film Distribution and was appointed Executive Vice President, Theatre Development in September 2004. Mr. O'Reilly has held various positions within the Company including Manager, Business Development: Film; Director, Strategic Partnerships; Director, Commercial Marketing: The Americas; Vice President, Sales, The Americas; and Senior Vice President, Theatre Development & Film Distribution.

     BRIAN BONNICK joined the Company in January 1999 as Vice President, Research & Development and was appointed Senior Vice President, Technology in August 2001. Prior to joining the Company, Mr. Bonnick was Vice President, Engineering and Operations for Electrohome Corporation. Prior to that Mr. Bonnick was Vice President and General Manager at TSB International Inc. a telecommunications company. Mr. Bonnick is registered as a professional engineer by the Association of Professional Engineers of Ontario.

     DAVID B. KEIGHLEY joined the Company in February 1988, was appointed a Senior Vice President of the Company in July 1997 and is President of David Keighley Productions 70MM Inc., a subsidiary of the Company. Mr. Keighley is responsible for motion picture and digital post-production and image quality assurance for 15/70-format films.

     G. MARY RUBY joined the Company in October 1987 as Associate General Counsel and was appointed Senior Vice President, Legal Affairs in July 2001. Ms. Ruby was General Counsel of the Company from February 1989 to February 1997. Ms. Ruby is Deputy General Counsel and acts as Corporate Secretary to the Board of Directors. In November 2004, Ms. Ruby was appointed by the Company's Audit Committee as Chief Compliance Officer, responsible for oversight of the Company's Whistle Blower Program. Ms. Ruby is a member of the Ontario Bar Association.

     MARY C. SULLIVAN joined the Company in January 1996 as Director, Human Resources and was appointed Vice President, Human Resources and Administration in 1998 and Senior Vice President, Human Resources and Administration in January 2000. Prior to joining the Company, Ms. Sullivan was Director, Human Resources of Central Park Lodges. Ms. Sullivan is a director of the Women's Legal Education and Action Fund Foundation.

     MARK WELTON joined the Company in July 1997 as Director, Business Affairs and was appointed Senior Vice President, Theatre Operations in October 2003. Previous to that Mr. Welton was Senior Vice President, Business Affairs, a position he held since September 2001. Prior to joining the Company Mr. Welton was an Associate Lawyer at Stikeman, Elliot from 1994 until his employment with the Company.

     KATHRYN A. GAMBLE joined the Company in July 2001 as Vice President, Finance, Controller. Prior to joining the Company Ms. Gamble served as Vice President, Finance and Chief Financial Officer of the Internet company Healthyconnect.com Inc. from 2000 until her employment with the Company. From 1996 to 2000, Ms. Gamble served as Vice President and Chief Financial Officer of Med-Emerg International Inc., a publicly-traded healthcare company. Ms. Gamble is a member of the Canadian Institute of Chartered Accountants.

     EDWARD MACNEIL joined the Company in April 1994 as Director, Taxation & Treasury and was appointed Vice President Finance, Tax and Special Projects in September 2001. From October 1999 to August 2001, Mr. MacNeil held the position of Director and Senior Vice President of Digital Projection Limited, a former subsidiary of the Company. Prior to joining the Company, Mr. MacNeil was a Taxation Manager at PricewaterhouseCoopers. Mr. MacNeil is a member of the Canadian Institute of Chartered Accountants.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Shares as of February 21, 2006 or as otherwise indicated in the notes below, including (i) all persons to be nominated for election to the Board of Directors, individually; (ii) all directors and the Named Executive Officers, individually, and (iii) all directors and executive officers as a group.

                                              AMOUNT AND NATURE OF      PERCENT OF
                                            BENEFICIAL OWNERSHIP OF    OUTSTANDING
NAME OF BENEFICIAL OWNER OF COMMON SHARES        COMMON SHARES        COMMON SHARES
-----------------------------------------   -----------------------   -------------
Richard L. Gelfond                               2,722,900  (1)             6.6
Bradley J. Wechsler                              2,632,800  (2)             6.4
Neil S. Braun                                       24,000  (3)             *
Kenneth G. Copland                                  83,865  (4)             *
Michael Fuchs                                       58,139  (5)             *
Garth M. Girvan                                     95,636  (6)             *
David W. Leebron                                    25,892  (7)             *
Marc A. Utay                                     1,344,065  (8)             3.3
Greg Foster                                        313,500  (9)             *
Francis T. Joyce                                    91,500 (10)             *
Robert D. Lister                                   123,666 (11)             *
David B. Keighley                                      400                  *
All directors and executive officers as a
   group (19 persons)                            7,784,772 (12)            17.8

*    less than 1%

     Statements as to securities beneficially owned by directors and by executive officers, or as to securities, over which they exercise control or direction, are based upon information obtained from such directors and executive officers and from records available to the Company.

     The amount of Common Shares listed includes the number of Common Shares owned at February 21, 2006 and Common Shares as to which each individual had at February 21, 2006 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

     The percent of outstanding Common Shares is based on dividing the number of Common Shares beneficially owned by the individual by 40,214,242 Common Shares outstanding as of February 21, 2006 adjusted for shares issuable through the exercise of vested options held, plus options held that vest within 60 days of that date.

(1) Included in the amount shown are 1,150,000 Common Shares which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(2) Included in the amount shown are 1,150,000 Common Shares which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

(3) Included in the amount shown are 24,000 Common Shares which Mr. Braun had the right to acquire beneficial ownership through the exercise of options.

(4) Included in the amount shown are 73,865 Common Shares which Mr. Copland had the right to acquire beneficial ownership through the exercise of options

(5) Included in the amount shown are 58,139 Common Shares which Mr. Fuchs had the right to acquire beneficial ownership through the exercise of options.

(6) Included in the amount shown are 69,738 Common Shares which Mr. Girvan had the right to acquire beneficial ownership through the exercise of options.

(7) Included in the amount shown are 24,592 Common Shares which Mr. Leebron had the right to acquire beneficial ownership through the exercise of options.

(8) Included in the amount shown are 219,738 Common Shares which Mr. Utay had the right to acquire beneficial ownership through the exercise of options.

(9) Included in the amount shown are 297,500 Common Shares which Mr. Foster had the right to acquire beneficial ownership through the exercise of options.

(10) Included in the amount shown are 84,000 Common Shares which Mr. Joyce had the right to acquire beneficial ownership through the exercise of options.

(11) Included in the amount shown are 114,666 Common Shares which Mr. Lister had the right to acquire beneficial ownership through the exercise of options.

(12) Included in the amount shown are 3,510,512 Common Shares as to which all directors and executive officers as a group had the right to acquire beneficial ownership through the exercise of options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are also required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of Forms 3 and 4 (and amendments thereto) received from or written representations by the Reporting Persons, in respect of the fiscal year ended December 31, 2005, the Company believes that no reports on Form 4 were not timely filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the periods indicated, the compensation paid or granted by the Company to the individuals who served during 2005 as Chief Executive Officers and the four most highly compensated executive officers of the Company, other than the Chief Executive Officers, who were serving as executive officers at December 31, 2005 (collectively, the "Named Executive Officers").

                                                     ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                           ---------------------------------------   -------------------------
                                                                        OTHER                       SECURITIES
NAME AND                                                                ANNUAL        RESTRICTED    UNDERLYING       ALL OTHER
PRINCIPAL POSITION OF         YEAR ENDED    SALARY      BONUS      COMPENSATION(1)   STOCK AWARDS     OPTIONS    COMPENSATION (2)
NAMED EXECUTIVE OFFICER      DECEMBER 31     ($)         ($)             ($)              ($)           (#)             ($)
-----------------------      -----------   -------   -----------   ---------------   ------------   ----------   ----------------
Richard L. Gelfond               2005      500,000   250,000             Nil              Nil           Nil          6,514 (3)
Co-Chairman & Co-Chief           2004      500,000   750,000             Nil              Nil         450,000        4,460
Executive Officer                2003      500,000   750,000             Nil              Nil           Nil          4,270

Bradley J. Wechsler              2005      500,000   250,000             Nil              Nil           Nil          6,514 (3)
Co-Chairman & Co-Chief           2004      500,000   750,000             Nil              Nil         450,000        4,460
Executive Officer                2003      500,000   750,000             Nil              Nil           Nil          4,414

Greg Foster                      2005      450,000   250,000             Nil              Nil           Nil          6,514 (3)
Chairman & President,            2004      422,500   350,000             Nil              Nil         150,000        4,340
Filmed Entertainment             2003      394,519   250,000             Nil              Nil          50,000        3,580

Francis T. Joyce                 2005      310,000    70,000             Nil              Nil         50,000         6,514 (3)
Chief Financial Officer          2004      306,192   116,000             Nil              Nil           Nil          4,652
                                 2003      291,673    90,000             Nil              Nil         66,000         4,414

Robert D. Lister                 2005      318,000   145,000             Nil              Nil         60,000         6,514 (3)
Executive Vice President,        2004      286,981   139,000             Nil              Nil         55,000         4,316
Business and Legal Affairs       2003      255,000   100,000             Nil              Nil         51,250         4,162
& General Counsel

David B. Keighley                2005      305,541   200,000 (6)         Nil              Nil         16,000         6,514 (3)
Senior Vice President and        2004      291,047   220,794             Nil              Nil         15,000         5,132
President, David Keighley        2003      277,292   230,000             Nil              Nil         15,000         4,774
Productions 70MM Inc.

(1) The value of perquisites and other personal benefits for each Named Executive Officer does not exceed the lesser of $50,000 and 10% of his annual salary and bonus.

(2) These amounts reflect (i) the payment by the Company of life insurance premiums on the lives of the Named Executive Officers, and (ii) contributions to the Company's defined contribution pension plans.

(3) This amount reflects (i) the payment of $264 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $6,250 to the Company's defined contribution pension plans.

(4) The calculation in respect of the Named Executive Officer's 2005 bonus is not yet finalized but is expected to approximate this total.

OPTIONS GRANTED

     The following table sets forth information relating to individual grants of options to purchase Common Shares of the Company to Named Executive Officers under the Stock Option Plan during the fiscal year ended December 31, 2005 in respect of services rendered or to be rendered to the Company.

                                  INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                       NUMBER OF      % OF TOTAL                                          AT ASSUMED ANNUAL RATES
                       SECURITIES       OPTIONS                                         OF STOCK PRICE APPRECIATION
                       UNDERLYING     GRANTED TO                                              FOR OPTION TERM
                        OPTIONS      PARTICIPANTS    EXERCISE PRICE                     ---------------------------
       NAME           GRANTED (#)   IN FISCAL YEAR       ($/SH)       EXPIRATION DATE         5% ($)   10% ($)
       ----           -----------   --------------   --------------   ---------------         ------   -------
Richard L. Gelfond        Nil             n/a             n/a               n/a                 Nil      Nil
Bradley J. Wechsler       Nil             n/a             n/a               n/a                 Nil      Nil
Greg Foster               Nil             n/a             n/a               n/a                 Nil      Nil
Francis T. Joyce       30,000 (1)         4.6             9.59        August 25, 2012         10,324   125,038
Robert D. Lister       60,000 (1)         9.2             9.59        August 25, 2012         20,648   250,077
David B. Keighley      16,000 (1)         2.5             9.59        August 25, 2012          5,506    66,687

(1) These options entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. The stock options become exercisable in five installments: 10% on August 25, 2006; 15% on August 25, 2007; 20% on August 25, 2008; 25% on August 25, 2009 and
     30% on August 25, 2010.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth information relating to options exercised during the fiscal year ended December 31, 2005 and the year-end option values for the Named Executive Officers.

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED
                                                     OPTIONS AT            VALUE OF UNEXERCISED
                      SECURITIES                   FISCAL YEAR-END         IN-THE-MONEY OPTIONS
                       ACQUIRED       VALUE         EXERCISABLE/            AT FISCAL YEAR-END
                      ON EXERCISE   REALIZED        UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
        NAME              (#)          ($)               (#)                     ($) (1)
        ----          -----------   --------   ----------------------   -------------------------
Richard L. Gelfond         Nil           Nil     1,150,000 / Nil            2,353,800 / Nil
Bradley J. Wechsler        Nil           Nil     1,150,000 / Nil            2,353,800 / Nil
Greg Foster             50,000       354,500       297,500 / 120,000          747,725 / 20,400
Francis T. Joyce        30,000       226,800        84,000 / 52,000           172,400 / Nil
Robert D. Lister           Nil           Nil       114,666 / 126,584          294,185 / 72,765
David B. Keighley       36,500       261,630           Nil / 34,500               Nil / 19,845

(1) Calculated based on the December 31, 2005 closing price of the Common Shares on Nasdaq of $7.06.

PENSION PLANS

     The Company maintains defined contribution employee pension plans for its employees, including its executive officers. The Company makes contributions to these plans on behalf of employees in an amount up to 5% of their base salary, subject to certain prescribed maximums. During the fiscal year ended December 31, 2005, the Company contributed an aggregate of $37,500 to the Company's defined contribution employee pension plan qualified under Section 401(k) of the U.S. Internal Revenue Code on behalf of Messrs. Gelfond, Wechsler, Foster, Joyce, Lister and Keighley.

     The Company has established a U.S. defined benefit pension plan covering its two Co-Chief Executive Officers. The plan provides for a lifetime retirement benefit from age 55 determined as 75% of the member's best average 60 consecutive months of earnings during the 120 months proceeding retirement. Under the original terms of the plan, once benefit payments begin, the benefit is indexed annually to the cost of living and further provides for 100% continuance for life to the surviving spouse. The benefits were 50% vested as of the plan initiation date. The vesting percentage increases on a straight-line basis from inception until age 55. The vesting percentage of a member whose employment terminates other than by voluntary retirement shall be 100%. Also, upon the occurrence of a change of control of the Company prior to termination of a member's employment, the vesting percentage shall become 100%. The Company intends to use the proceeds of life insurance policies taken on its Co-Chief Executive Officers to be applied towards the benefits due and payable under the plan, although there can be no assurance that the Company will ultimately do so. On March 8, 2006, the Company and the Co-Chief Executives negotiated an amendment to the plan. Under the terms of the plan amendment, the cost of living adjustment and surviving spouse benefits previously owed to the Co-Chief Executive Officers are each reduced by 50%, subject to a recoupment of a percentage of such benefits upon a change of control of the Company, and benefit payments are accelerated and paid out upon the occurrence of certain events, including a change of control of the Company. The Company currently estimates that the annual benefits upon retirement will be approximately $1.0 million for each of the Co-Chief Executive Officers, subject to the amended cost of living adjustment and surviving spouse benefits.

EMPLOYMENT CONTRACTS

     On November 3, 1998, the Company entered into renewal employment agreements (the "1998 Agreements") with each of Messrs. Gelfond and Wechsler (the "Executives") with effect from July 1, 1998 for a three-year term. Under the 1998 Agreements, each of the Executives is to perform such services with respect to the Company's business as may be reasonably requested from time to time by the Board of Directors and which are consistent with his position as Co-Chief Executive Officer. In addition, the Company is to use its best efforts to cause the Executives to be elected to the Board of Directors. In addition, a provision contained in their original employment agreements, dated March 1, 1994, was continued, whereby each of the Executives is also entitled to receive, upon a sale of the Company, a cash bonus in an amount equal to the product of (a) 0.375% and (b) the amount by which the sale or liquidation transaction imputes an equity value in excess of Cdn. $150,000,000 to the Common Shares originally issued by the Company (on a fully diluted basis but excluding the Common Shares issued upon the conversion of the Class B convertible preferred shares of the Company formerly outstanding which were converted into Common Shares on June 16, 1994 and the Common Shares issuable upon the exercise of warrants owned by each of Messrs. Gelfond and Wechsler). Under the 1998 Agreements, the Company is to equalize the Executives to the taxes which each of the Executives would have paid had he earned his employment compensation and paid taxes thereon solely in the United States. The employment agreements also contain non-competition provisions.

     On July 12, 2000, the Company entered into amendments to the employment agreements of the Executives (the "2000 Amendments"). Pursuant to the 2000 Amendments, the Executives were each granted 180,000 restricted shares which, in the event that regulatory or shareholder approval is not obtained, are deemed phantom stock. The restricted shares, or phantom stock equivalent, became fully vested on June 30, 2001. In 2003, a payment of $775,000 was made to each Executive to reflect the value of the cancellation of 100,000 of the 180,000 phantom stock granted to each Executive in 2000. Under the 2000 Amendments, the Company agreed to create a defined benefit plan, to provide retirement benefits for the Executives (see description of this plan under "Pension Plans" above). The 2000 Amendments further provide for the extension of the Executives' non-competition covenants to four years beyond termination of employment and for the agreement by the Executives to consult with the Company for three years following the end of their employment with the Company.

     On April 3, 2001, the Company entered into amendments to the employment agreements of the Executives (the "2001 Amendments"), which extended their respective employment terms through June 30, 2002.

     On April 23, 2002, the Company entered into amendments to the employment agreements of the Executives (the "2002 Amendments"), which extended their respective employment terms through June 30, 2004. The 2002 Amendments also provide that each of the Executives would be considered for a bonus payable in 2003 and 2004 based upon performance to December 31, 2002 and December 31, 2003, respectively, and for a further bonus payable on a pro rata basis for the period from December 31, 2003 to June 30, 2004.

     On June 3, 2004, the Company entered into amendments to the employment agreements of the Executives (the "2004 Amendments"), which extended their respective employment terms through December 31, 2005. The 2004 Amendments also provided that each of the Executives would be considered for a bonus payable in 2005 and 2006 based upon performance to December 31, 2004 and December 31, 2005, respectively. Pursuant to the 2004 Amendments, on June 3, 2004 the Executives were each granted 450,000 options to purchase Common Shares in accordance with the Stock Option Plan, 150,000 of which vested on each of December 3, 2004, June 3, 2005, and December 3, 2005. These options expire on June 3, 2014.

 On March 8, 2006, the Company entered into amendments to the employment agreements of the Executives (the "2006 Amendments"), which extended their respective employment terms through December 31, 2006. The 2006 Amendments also provided that each of the Executives would be considered for a bonus payable in 2007 based upon performance to December 31, 2006, with a guaranteed bonus of $750,000 paid for 2006 in the event of a change of control of the Company. Pursuant to the 2006 Amendments, on March 10, 2006 the Executives will each be granted 75,000 options to purchase Common Shares in accordance with the Stock Option Plan (the "Options"), which Options shall vest as to 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. The Options expire on March 10, 2016 and vesting accelerates on a change of control. In addition, if there is a change of control of the Company on or before March 10, 2008, the executives will each receive an incentive bonus equal to the product of (a) 225,000 and (b) the difference between the closing price of the Company's common shares upon such change of control and the closing price of the Company's shares on March 10, 2006. The 2006 Amendments provide that if an Executive's employment is terminated without cause prior to the end of the employment term, or if his agreement is not renewed, the Company must continue to pay the Executive his annual salary and bonus for twelve months. In conjunction with the 2006 Amendments, the Executives and the Company agreed to amend the Executives' defined benefit pension plan as more fully described under "Pension Plans" above. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2006 Amendments remain in force.

     On March 9, 2001, the Company and Greg Foster entered into an employment agreement. The agreement was for a two-year term. Mr. Foster has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Foster may be terminated at any time for cause or without cause.

     On August 8, 2002, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to March 18, 2005. Under the amended agreement, Mr. Foster received an annual salary effective March 19, 2004 of $425,000. Mr. Foster was granted 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 18, 2003, which options became fully vested upon achievement of certain performance criteria and expire on March 18, 2010.

     On October 28, 2004, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to June 30, 2006. Under the amended agreement, Mr. Foster received an annual salary of $450,000 effective November 10, 2004 and received an annual salary of $475,000 effective January 1, 2006. The amendment further provides that Mr. Foster was entitled to receive a minimum annual bonus of $200,000 for the year ending December 31, 2004 and the year ending December 31, 2005, and a minimum annual bonus of $100,000 in respect of the year ending December 31, 2006 in the event the agreement is not renewed. Pursuant to the amendment, Mr. Foster was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on November 1, 2004, which options shall vest as to 50% on each of November 1, 2006 and November 1, 2007 and expire on November 1, 2011. The agreement also provided for Mr. Foster to receive a grant of 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on November 1, 2004, of which 30,000 of such options are fully vested, the remaining 20,000 of such options shall vest subject to certain performance criteria. These options expire on November 1, 2011.

     On March 9, 2006, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to June 30, 2008. Under the amended agreement, Mr. Foster receives an annual salary of $700,000 effective March 1, 2006, which is, thereafter, subject to annual review. The amendment further provides that Mr. Foster is entitled to receive a minimum annual bonus of 50% of his base salary for the year ending December 31, 2006 and the year ending December 31, 2007, and a prorated bonus in respect of the year ending December 31, 2008. In addition, if there is a change of control of the Company on or before March 10, 2008, Mr. Foster shall receive an incentive bonus equal to the product of (a) 75,000 and (b) the difference between the closing price of the Company's common shares upon such change of control and the closing price of the Company's shares on March 10, 2006, which shall be paid out in either a lump-sum or three installments, depending upon certain events. Pursuant to the amendment, Mr. Foster will be granted 225,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 10, 2006, which options shall vest as to 50% on each of March 10, 2007 and March 10, 2008 and expire on March 10, 2013. The amendment further provides that Mr. Foster is entitled to a term life insurance policy in the amount of US$ 5,000,000 during the term. If Mr. Foster's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Foster his annual base salary and benefits for the greater of the remainder of his employment term and six months. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Foster's existing employment agreement remain in force.

     On May 9, 2001, the Company and Francis T. Joyce entered into an employment agreement. The agreement was for a two-year term and provided for an annual base salary and a minimum annual bonus in respect of 2001 as well as a discretionary bonus based on a percentage of base salary throughout the employment term. Mr. Joyce has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Joyce may be terminated at any time for cause or without cause. If Mr. Joyce's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Joyce his annual salary, pro-rata bonus and benefits for a minimum of twelve months, subject to mitigation by Mr. Joyce.

     On May 14, 2003, the Company entered into an amendment to the employment agreement with Mr. Joyce, under which Mr. Joyce's employment term was extended until May 14, 2005. The amendment provided for an annual salary effective May 14, 2004 of $310,000. Pursuant to the amendment, Mr. Joyce was granted 66,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 16, 2003, 22,000 of which vested on each of June 16, 2004 and June 16, 2005, and 22,000 of which shall vest on June 16, 2006. These options expire on June 16, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Joyce's existing employment agreement remain in force.

     On May 17, 1999, the Company and Robert D. Lister entered into an employment agreement. The agreement was for a two-year term and provided for annual base salary and a minimum annual bonus in respect of 1999. The agreement contains restrictive covenants, including confidentiality and non-competition covenants. On August 21, 2000, the Company entered into an agreement with Mr. Lister, under which Mr. Lister is entitled to receive a bonus of $107,500 upon the occurrence of certain events.

     On April 4, 2001, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until December 31, 2003.

     On January 1, 2004, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until June 30, 2006. The amendment provided for an annual salary of $275,000, subject to an annual review.

     On February 14, 2006, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until January 1, 2008. The amendment provided for an annual salary of $365,700 and, effective January 1, 2007, an annual salary of $402,270. Pursuant to the amendment, Mr. Lister was granted 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on February 20, 2006, which option shall vest as to 10% on the first anniversary of the grant date, 15% on the second anniversary of the grant date, 20% on the third anniversary of the grant date, 25% on the fourth anniversary of the grant date and 30% on the fifth anniversary of the grant date. These options will expire on the seventh anniversary of the grant date. The amendment provided that if Mr. Lister's employment is terminated without cause prior to the end of the employment term, or if his agreement is not renewed, the Company must continue to pay Mr. Lister his annual salary, target bonus and benefits for the greater of the remainder of his employment term and either twelve months or eighteen months, depending upon the circumstances. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Lister's existing employment agreement remain in force.

     On July 15, 1997, the Company, David Keighley Productions 70 MM Inc. (formerly 70MM Inc.) ("DKP/70MM"), a wholly-owned subsidiary of the Company and David B. Keighley entered into an employment agreement. The agreement was for a five-year term and provided for an annual base salary, annual bonus and additional bonus of 10% of any excess of DKP/70MM audited profit before taxes over an enumerated pre-tax profit threshold. Under the agreement, Mr. Keighley has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Keighley may be terminated at any time for cause or without cause.

EQUITY COMPENSATION PLANS

     The following table sets forth information regarding the Company's Equity Compensation Plans as of December 31, 2005:

                                                                                      Number of securities
                                                                                    remaining available for
                                Number of securities to     Weighted average      future issuance under equity
                                be issued upon exercise     exercise price of    compensation plans (excluding
                                of outstanding options,   outstanding options,      securities reflected in
Plan category                     warrants and rights      warrants and rights            column (a))
-------------                   -----------------------   --------------------   -----------------------------
                                          (a)                      (b)                        (c)
Equity compensation plans
approved by security holders           5,504,324                  $7.26                    1,542,365

Equity compensation plans not
approved by security holders
                                             Nil                    Nil                          Nil
                                       ---------                  -----                    ---------
Total                                  5,504,324                  $7.26                    1,542,365
                                       =========                  =====                    =========

                                 CODE OF ETHICS

     The Company has a Code of Ethics applicable to all employees, including the Company's Co-Chief Executive Officers, Chief Financial Officer and Controller and all other persons performing similar functions, and all directors and consultants. A copy of the Code of Ethics is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. Any amendments to, or waivers of, the Code of Ethics which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.imax.com.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2005, two members of the Board of Directors served as members of the Compensation Committee: Messrs. Girvan and Fuchs.

     The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2005 and is expected to provide legal services in 2006.

     No executive officers of the Company serve on boards of directors or compensation committees of any other entities that had or have had one or more of its executive officers serving as a member of the Company's Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

COMPOSITION OF COMPENSATION COMMITTEE

     The Board of Directors constituted a Compensation Committee in November 1996. The current members of the Compensation Committee are Messrs. Girvan and Fuchs, both are "independent directors" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") Marketplace Rules and in
Section 1.4 of Multilateral Instrument 52-110. The Compensation Committee did not participate in executive compensation decisions in respect of 2005 other than the compensation of Messrs. Gelfond and Wechsler. The compensation of the Company's employees was established through guidelines set by the Board of Directors.

     Compensation for all of the Company's employees, including its Named Executive Officers, is based on each employee's job responsibilities and on his or her individual performance over time. The Company's executive compensation program has three principal components: base salary, annual variable incentive compensation and stock options. The Company believes these components collectively provide a fair and competitive pay package and an appropriate relationship between an executive's compensation, the executive's performance and the Company's performance.

BASE SALARY

     A salary range is established for each salaried position in the Company, including each Named Executive Officer position other than the Executives. The Company utilizes independently-produced survey data of the salaries paid at groups of other companies which are regarded as comparable to the Company in the various locations in which employees of the Company are located, to confirm that the midpoint of each salary range is generally equal to the average salary of equivalent positions at such groups of comparable companies. The groups of comparable companies are chosen based on their industry, size and revenues, as such factors are thought to be relevant to compensation conditions in the locations of the Company's employees. Each executive officer's base salary is determined by reviewing his or her sustained job performance over time, based on individual performance and performance of the business or staff unit over which the executive officer exercises responsibility. Business or staff unit performance is assessed on return on total capital, achievement of sales or production targets, effectiveness of cost-containment measures, progress toward implementation of process improvements and other factors relevant to each executive officer's position. The relative weight attributed to each factor, with respect to each executive officer, is an inherently subjective judgement.

ANNUAL INCENTIVE COMPENSATION

     Certain employees of the Company, including most of its executive officers other than the Co-Chief Executive Officers, receive a portion of their annual compensation in the form of bonuses under the Management Incentive Plan. Bonuses are awarded under this plan provided that annual operating objectives targets are achieved by the Company and provided that personal performance standards are achieved by the participating employees. An aggregate of $2,094,988 will be paid to all employees participating in this plan in respect of 2005.

STOCK OPTIONS

     The Company's long-term incentive compensation for executive officers and other key managers is provided through grants of stock options. The Company has a stock option plan (the "Stock Option Plan") under which the Company may grant options to officers, employees, consultants and eligible directors (the "Participants") to purchase Common Shares on terms that may be determined, within the limitations of the Stock Option Plan. The Stock Option Plan has received shareholder approval and is administered by the Option Committee of the Board of Directors. The number of stock options granted is determined by a competitive compensation analysis and is based on each individual's salary range and responsibility.

     All grants pursuant to the Stock Option Plan are made with an exercise price equal to the fair market value of the Company's Common Shares on the date of grant. An option will be exercisable for a maximum period of 10 years from the date of grant, subject to earlier termination if the Participant's employment, consulting arrangement or term of office with the Company terminates. The Board of Directors determines vesting requirements. If a Participant's employment, consulting arrangement or term of office with the Company terminates for any reason, any options which have not vested will generally be surrendered for cancellation without any consideration being paid therefor. If the Participant's employment, consulting arrangement or term of office is terminated without cause or by reason of such Participant's resignation, death or permanent disability, the Participant (or the Participant's estate) will generally be entitled to exercise the Participant's vested options for a period thereafter. If the Participant's employment, consulting arrangement or term of office is terminated for cause, such Participant's vested options will be surrendered for cancellation without any consideration being paid therefor. Under the Stock Option Plan, the Board of Directors through the Option Committee has the authority to prescribe additional terms and conditions to grants of options thereunder. All options granted shall immediately vest and become fully exercisable upon a change of control and the occurrence of other stated events. If the Participant is a party to an employment agreement with the Company or any of its subsidiaries and breaches any of the restrictive covenants in such agreement, such Participant will be required to surrender all unexercised options for cancellation without any consideration being paid therefor and will be obligated to pay to the Company an amount equal to the aggregate profit realized by such Participant with respect to any prior option exercises. Options to purchase 5,504,324 Common Shares have been granted and are outstanding under the Stock Option Plan as of December 31, 2005. Under the terms of the Stock Option Plan, the maximum number of Common Shares that the Company may issue under options is 7,046,689 Common Shares as of December 31, 2005. During 2005, 651,866 stock options were granted to Stock Option Plan Participants, including certain of the Company's executive officers. Certain Named Executive Officers received options to purchase Common Shares of the Company, as detailed in the "Options Granted" table above. In determining the number of options to grant to the Named Executive Officers, consideration was given to information about stock option grants to executive officers in comparable companies of similar revenue, size and market segment or industry. In addition consideration is given as to the number of options granted to other executive officers.

EXECUTIVE SHARE OWNERSHIP PLAN

     The Company believes that it is important to align the interests of the Company's management with those of its shareholders, and that this can be achieved, in part, by encouraging executives to have significant personal holdings of the Company's Common Shares. In 2003, the Company adopted formal guidelines that set out the expected share ownership for senior executives, ranging from one to two times base salary. Current executives are required to meet these minimum shareholding guidelines by fiscal 2008, and new executives within five years of appointment. In addition, once executives have met their initial shareholding requirement, they are required to maintain the minimum percentage ownership requirement.

COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding the compensation of the Co-Chief Executive Officers. The pay-for-performance philosophy of the Company's executive compensation program applies equally to the Co-Chief Executive Officers. The base salary and option components of the Co-Chief Executive Officers' 2005 compensation were fixed by the provisions of the 2004 Agreements. The bonus component of their 2005 compensation was approved by the Board of Directors after careful assessment of their personal contributions to the performance of the Company.

     The Co-Chief Executive Officers' performance was assessed in light of a number of quantitative and qualitative factors, which included corporate financial results and strategic planning objectives. Early in 2005, management of the Company developed, and the Board of Directors approved, an operating plan for fiscal 2005. The operating plan included a series of specific objectives related to the Company's performance for the year. These included, among others, targeted theatre signings, release of IMAX DMR versions of Hollywood films, specified Research & Development objectives and overall performance targets related to budgeted profit and loss and cash flows. The bonus component of the Co-Chief Executive Officers' compensation was assessed by the Board of Directors in light of the overall success in achieving these objectives, in the context of the overall performance by the Company in 2005. In this process, the Board of Directors assessed the contributions of the Co-Chief Executive Officers to the achievement of the objectives set out in the operating plan, consideration of bonuses paid to the Co-Chief Executive Officers in prior years, the success of the Co-Chief Executive Officers in handling unexpected challenges which arose during the year and more general assessments of the leadership role played by the Co-Chief Executive Officers during the year. While the Board of Directors took into account the level of achievement of each of the objectives, specific relative weightings were not assigned to individual factors in the Board of Directors' assessment and there was no specific relationship between any one of these factors and the bonuses approved by the Board of Directors.

     The foregoing Report on Executive Compensation, dated March 9, 2006, has been furnished by Messrs. Braun, Copland, Girvan, Leebron and Utay, being the non-management members of the Board of Directors who were in attendance at the meeting at which the Circular including this report was approved.

PERFORMANCE GRAPH

     The following graph compares the total cumulative shareholder return for $100 invested (assumes that all dividends were reinvested) in Common Shares of the Company against the cumulative total return of the Nasdaq Composite Index, the Toronto Stock Exchange (the "TSX") S&P/TSX Composite Index and the Bloomberg Hollywood Reporter Index on December 31, 2001 to the end of the most recently completed fiscal year.

                                  (LINE CHART)

                               31-Dec-01   31-Dec-02   31-Dec-03   31-Dec-04   31-Dec-05
                               ---------   ---------   ---------   ---------   ---------
IMAX                              100        200.00      391.58      408.42      349.50
Nasdaq                            100         68.81      103.79      112.93      115.49
S&P/TSX Composite                 100         88.26      136.75      168.07      215.39
Bloomberg Hollywood Reporter      100         75.75      103.42      105.02       97.04

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     As contemplated under Section 124 of the Canada Business Corporations Act, the Company has acquired insurance coverage with a yearly limit of $70,000,000 in respect of potential claims against its directors and officers and in respect of losses for which the Company may be required or permitted by law to indemnify such directors and officers. The insurance, in respect of which a $863,953 yearly premium was paid by the Company, includes a $100,000 deductible for each claim under the policy other than claims made under U.S. securities law as to which a deductible of $500,000 applies.

                            COMPENSATION OF DIRECTORS

     Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees of the Board of Directors. In addition, members of the Board of Directors who are not also employees of the Company receive Cdn. $20,000 per year (or may elect to receive options to purchase Common Shares of the Company in lieu of this payment) plus Cdn. $1,500 for each meeting of the Board attended in person or by telephone and Cdn. $1,200 for each Committee of the Board meeting attended in person or by telephone. The Chairman of the Audit Committee receives Cdn. $8,000 per year. In addition, each of the directors who are not also employees of the Company are granted options annually to purchase 8,000 Common Shares, in accordance with the Stock Option Plan, at an exercise price equal to the market value of the Common Shares of the Company on the date of grant which vest on the date of grant and expire on the earlier of the date which is two years after the termination of the Optionee's service as a director of the Company or seven years after the date of the grant.

                         CORPORATE GOVERNANCE PRACTICES

     Over the last several years, there have been extensive regulatory changes based on reforms arising out of the Sarbanes Oxley Act of 2002 ("SOX"), the reforms of the SEC, the new listing requirements of the Nasdaq Stock Market, and the new Canadian disclosure regulations. With shares listed on the TSX and Nasdaq, the Company reviews its governance policies and practices against these standards under the direction of its Board of Directors and Corporate Governance Committee.

     National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101") require the Company to disclose, on an annual basis, its approach to corporate governance with reference to the governance guidelines provided in National Policy 58-201 - Corporate Governance Guidelines (the "Guidelines"). Appendix "A" to this Circular describes the Company's various governance practices with reference to the Guidelines and, where applicable, with the Nasdaq Stock Market listing standards and the National Association of Securities Dealers ("NASD") Marketplace Rules, as these rules have been approved by the SEC.

     The Board of Directors has determined that the following directors are "independent" within the meaning of Rule 4200(a)(15) of the NASD Marketplace Rules and within Section 1.4 of Multilateral Instrument 52-110: Messrs. Braun; Copland; Fuchs; Girvan, Leebron and Utay.

NOMINATION PROCESS

     The Board of Directors has assumed responsibility for identifying and recommending candidates for election to the Board of Directors and believes, considering the size and composition of the Board of Directors, that this is the most efficient means to identify nominees for election to the Board of Directors. Such candidates are then nominated for election by a majority of independent directors, as defined in Rule 4200(a)(15) of the NASD Marketplace Rules and in Section 1.4 of Multilateral Instrument 52-110. The Board of Directors has adopted a formal process regarding the nominating function, although there is no written charter. The Board of Directors evaluates potential new candidates for the Board of Directors on an ongoing basis in light of opportunities and risks facing the Company, and the competencies, skills and personal qualities that are desirable to add value to the Company and to contribute to the effective governance of the Company. Candidates are identified from a number of sources including recommendations from Board members, management, shareholders and others. The Board of Directors will consider any nominee recommended by a shareholder under the same criteria as any other potential nominee. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company.

BOARD OF DIRECTORS MANDATE

     The Board of Directors operates under a written mandate, the Board of Directors' Charter, adopted by the Company's Board of Directors. A copy of the Board of Directors' Charter is found in Appendix "B" to this Circular and is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1,
Attention: Corporate Secretary.

COMMITTEES OF THE BOARD

     The Board of Directors has delegated some of its duties to four specific committees of the Board: Audit Committee, Compensation Committee, Corporate Governance Committee and Option Committee. Each of these committees are appointed annually and have a written mandate which sets out its principal duties and responsibilities.

AUDIT COMMITTEE

     The Audit Committee is currently composed of Messrs. Copland, Braun and Leebron, all "independent directors" as defined in Rule 4200(a)(15) of the NASD Marketplace Rules and in Sections 1.4 and 1.5 of Multilateral Instrument 52-110, who are "financially literate", as that term is defined in Section 1.6 of Multilateral Instrument 52-110, and have an understanding of financial statements and financial affairs. Each committee member has many years of experience with various businesses and professions which has given them an understanding of the accounting principles used by the Company in preparing its financial statements and the ability to assess the general applications of such accounting principles in connection with the accounting for estimates, accruals and reserves. These experiences have been with companies, businesses and professional organizations presenting a breadth and level of complexity of accounting issues generally comparable to those reasonably expected to be raised by the Company's financial statements and have provided them with an understanding of internal controls and procedures for financial reporting. The Board of Directors has determined that Mr. Copland, an independent director, qualifies as an "audit committee financial expert" as that term is defined in
Item 401(h) of Regulation S-K. The Audit Committee operates under a written mandate, the Audit Committee Charter, adopted by the Company's Board of Directors. A copy of the Audit Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. The preceding information in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     The Audit Committee meets with the external auditors of the Company, both with and without management present, to review the Company's accounting policies, its quarterly and year-end financial statement information and their presentation, and significant financial issues which may arise for the Company. The Audit Committee reviews and assesses the adequacy of the Audit Committee Charter on an annual basis.

COMPENSATION COMMITTEE

     The Compensation Committee is currently composed of Messrs. Girvan and Fuchs, both "independent directors" as defined in Rule 4200(a)(15) of the NASD Marketplace Rules and in Section 1.4 of Multilateral Instrument 52-110. The Compensation Committee is responsible for setting objectives for the Co-Chief Executive Officers, assessing their performance on a periodic basis and recommending compensation arrangements to the Board of Directors. The Report on Executive Compensation is included above. The Compensation Committee operates under a written mandate, the Compensation Committee Charter, adopted by the Company's Board of Directors. A copy of the Compensation Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1,
Attention: Corporate Secretary.

CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee is currently composed of Messrs. Leebron, Girvan and Utay, all "independent directors" as defined in Rule 4200(a)(15) of the NASD Marketplace Rules and in Section 1.4 of Multilateral Instrument 52-110. The Corporate Governance Committee is responsible for monitoring and evaluating the Company's compliance with regard to the regulations enacted in connection with SOX and under the Guidelines; monitoring and evaluating compliance with the Company's articles, by-laws and governance agreements; monitoring and evaluating the Company's corporate policies and practices, with particular attention to the Company's disclosure and trading policies; and monitoring the effectiveness of the Board of Directors in the discharge of its general oversight responsibilities. The Corporate Governance Committee operates under a written mandate, the Corporate Governance Committee Charter, adopted by the Company's Board of Directors. A copy of the Corporate Governance Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary.

OPTION COMMITTEE

     The Option Committee is currently composed of Messrs. Utay and Girvan, both "independent directors" as defined in Rule 4200(a)(15) of the NASD Marketplace Rules and in Section 1.4 of Multilateral Instrument 52-110. The Option Committee is responsible for performing the functions required of it under the Stock Option Plan including the grant of options to Participants under the Stock Option Plan, from time to time, subject to guidelines determined by the Company's human resources department and the Compensation Committee. The Option Committee enacts written resolutions from time to time authorizing the grant of stock options but did not conduct formal meetings in 2005.

ORIENTATION AND EDUCATION

     The Company has developed and implemented orientation materials and procedures for new directors. In this regard, a Board of Directors Manual is provided to all new Board members. Reports, materials and presentations relating to the Company's business are periodically provided to the Board of Directors. New directors also have access to fellow directors and senior management.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No director or executive officer of the Company, nor any nominee for election as a director or any security holder of record as of the date of this Circular who owned, of record or to the Company's knowledge, more than 5% of the outstanding Common Shares, or any member of such person's immediate family, had any material interest, direct or indirect, in any transaction during the last fiscal year, or since the commencement of the current fiscal year, in any completed or proposed transaction which has materially affected or will materially affect the Company, except for the following:

     The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2005 and is expected to provide legal services in 2006.

     Mr. Utay is the Managing Partner of Clarion Capital Partners, LLC, which leases office space from the Company for an annual rent of approximately $120,000.

REGISTRATION RIGHTS AGREEMENTS

     The Company, Wasserstein Perella Partners, L.P., Wasserstein Perella Offshore Partners, L.P., WPPN, Inc., and the Michael J. Biondi Voting Trust (collectively "WP"), and Messrs. Gelfond and Wechsler entered into a registration rights agreement (the "Registration Rights Agreement") dated as of February 9, 1999, which carried forward the corresponding provisions of the June 16, 1994 shareholders' agreement, and pursuant to which each of Messrs. Gelfond and Wechsler have certain rights to cause the Company to use its best efforts to register their securities under the 1933 Act. Messrs. Gelfond and Wechsler are entitled to make two such demand registrations. Messrs. Gelfond and Wechsler also have unlimited piggyback rights to register their securities under the Registration Rights Agreement whenever the Company proposes to register any securities under the 1933 Act, other than the registration of securities pursuant to an initial public offering or the registration of securities upon Form S-4 or S-8 under the 1933 Act or filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders. Numerous provisions of the Registration Rights Agreement terminated in 2002, when WP ceased to be a shareholder of the Company.

     Messrs. Gelfond and Wechsler, and certain shareholders of the Company entered into another shareholders' agreement on January 3, 1994 as amended on March 1, 1994 (the "Selling Shareholders' Agreement") which includes, among other things, registration rights, tag along rights and drag along rights.


                              AUDITOR INDEPENDENCE

     PricewaterhouseCoopers LLP ("PWC") are the principal independent accountants of the Company. PWC, or one of its predecessors, have been the auditors of the Company for more than five years.

AUDIT FEES

     For professional services rendered by PWC for the audit of the Company's financial statements, audit of internal control over financial reporting, and review of the quarterly financial statements included in the Company's Form 10-Ks and 10-Qs and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2005, PWC billed the Company $1,174,942 (2004 - $1,164,481).

AUDIT-RELATED FEES

     For professional services rendered by PWC for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which includes consultations concerning financial accounting and reporting standards and review of regulatory matters during the fiscal year ended December 31, 2005, PWC billed the Company $51,920 (2004 - $275,072).

TAX FEES

     For professional services rendered by PWC for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2005, PWC billed the Company $99,706 (2004 - $13,126).

ALL OTHER FEES

     PWC did not bill the Company for services rendered during the fiscal year ended December 31, 2005, other than the services described above.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company's principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimis exception set forth in the SEC rules (the "De Minimis Exception"). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2005.

     The Audit Committee meets privately with PWC on a periodic basis and PWC has unrestricted access to the Audit Committee. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2005 with senior management. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and related entities) and has discussed with PWC their independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K and the Company's Annual Information Form for the fiscal year ended December 31, 2005.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the 1933 Act, or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     The foregoing Report of the Audit Committee, dated March 9, 2006, has been furnished by Messrs. Copland, Braun and Leebron as members of the Audit Committee of the Board of Directors.

                             APPOINTMENT OF AUDITORS

     At the Meeting, the shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company to hold office until the close of the next annual meeting of shareholders at a remuneration rate to be fixed by the Board of Directors.

     Representatives of PWC are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

     Shareholders will be asked to approve the appointment by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

                              AVAILABLE INFORMATION

     THE COMPANY MAKES AVAILABLE FREE OF CHARGE ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K AS SOON AS REASONABLY PRACTICABLE AFTER THE SUCH FILING HAS BEEN MADE WITH THE SEC. REPORTS ARE AVAILABLE AT WWW.IMAX.COM OR BY CALLING INVESTOR RELATIONS AT 212-821-0100. ADDITIONAL INFORMATION RELATING TO THE COMPANY IS AVAILABLE AT WWW.SEDAR.COM. FINANCIAL INFORMATION IS PROVIDED IN THE COMPANY'S COMPARATIVE FINANCIAL STATEMENTS AND MD&A FOR ITS MOST RECENTLY COMPLETED FINANCIAL YEAR.

                         APPROVAL BY BOARD OF DIRECTORS

     The contents and the sending of this Proxy Circular and Proxy Statement to each shareholder entitled to receive notice of the Meeting, to each director and to the auditors of the Company have been approved by the Board of Directors.


                                        /s/ G. Mary Ruby
DATED at Mississauga, Ontario,          ----------------------------------------
Canada, March 9, 2006.                  G. MARY RUBY
                                        Senior Vice President, Legal Affairs
                                        and Corporate Secretary

                                  APPENDIX "A"

                                IMAX CORPORATION

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

     IMAX Corporation (the "Company") seeks to attain high standards of corporate governance. The Board of Directors has carefully considered the Corporate Governance Guidelines set forth in National Policy 58-201. A description of the Company's corporate governance practices is set out below in response to the requirements of National Instrument 58-101 "Disclosure of Corporate Governance Practices" ("NI 58-101").

CORPORATE GOVERNANCE DISCLOSURE                      THE COMPANY'S PRACTICES
-------------------------------                      -----------------------
1. BOARD OF DIRECTORS
a)   Disclose the identity of directors who are      The Board of Directors is comprised of 8 persons. Of those 8 persons, 6
     independent.                                    of them; Neil Braun, Kenneth Copland, Michael Fuchs, Garth Girvan, David
                                                     Leebron and Marc Utay are independent as such term is defined in NI
                                                     58-101 as well as in accordance with Rule 4200(a)(15) of the National
                                                     Association of Securities Dealers ("NASD") Marketplace Rules. These
                                                     directors are independent as none of them have a direct or indirect material relationship with the Company.

b)   Disclose the identity of directors who are      The other 2 directors are Richard Gelfond and Bradley Wechsler, neither
     not independent, and describe the basis for     of whom are independent as they hold the positions of Co-Chief Executive
     that determination.                             Officers of the Company.

c)   Disclose whether or not a majority of           A majority of the Company's directors are independent.
     directors are independent. If a majority of
     directors are not independent, describe what
     the board of directors does to facilitate its
     exercise of independent judgement in carrying
     out its responsibilities.

d)   If a director is presently a director of any    Mr. Girvan is also a director of Corby Distilleries Limited. Mr. Utay is
     other issuer that is a reporting issuer (or     a director of P&F Industries, Inc. Mr. Fuchs is a director of
     the equivalent) in a jurisdiction or a          Autobytel.com.
     foreign jurisdiction, identify both the
     director and the other issuer.

e)   Disclose whether or not the independent         The independent directors hold executive sessions at regularly scheduled
     directors hold regularly scheduled meetings     Board meetings where non-independent Directors and members of management
     at which non-independent directors and          are not in attendance. A total of three such executive sessions of the
     members of management are not in attendance.    Board of Directors were held in 2005.
     If the independent directors hold such
     meetings, disclose the number of meetings       In addition, all of the members of the Audit Committee are independent
     held since the beginning of the issuer's most   and hold in camera sessions where non-independent directors and members
     recently completed financial year.              of management are not in attendance. At total of five such in camera sessions of the Audit Committee were held in 2005.

CORPORATE GOVERNANCE DISCLOSURE                      THE COMPANY'S PRACTICES
-------------------------------                      -----------------------
f)   Disclose whether or not the chair of the        The Co-Chairmen of the Board of Directors are Richard Gelfond and
     board is an independent director. If the        Bradley Wechsler, both of whom are also Co-Chief Executive Officers and
     board has a chair or lead director who is an    are non-independent directors. The Board of Directors does not have a
     independent director, disclose the identity     lead director. The Company's Board of Directors, having 8 members, is
     of the independent chair or lead director,      relatively small and maintains very open lines of communication. Any
     and describe his or her role and                independent director wishing to meet with the other independent
     responsibilities. If the board has neither a    directors is free to contact the other Board members at any time. In
     chair that is independent nor a lead director   addition, the independent directors are given the opportunity to meet
     that is independent, describe what the board    without the non-independent directors at every regularly scheduled
     does to provide leadership for its              meeting. Each committee of the Board of Directors is made up of and
     independent directors.                          chaired by exclusively independent directors.

g)   Disclose the attendance record of each          The following directors attended the following number of meetings* in
     director for all board meetings held since      the fiscal year ended December 31, 2005:
     the beginning of the issuer's most recently     Richard Gelfond    6/6
     completed financial year.                       Bradley Wechsler   6/6
                                                     Neil S. Braun      5/6
                                                     Kenneth Copland    5/6
                                                     Michael Fuchs      5/6
                                                     Garth Girvan       6/6
                                                     David Leebron      4/6
                                                     Marc Utay          6/6

                                                     *    refers to all meetings at which full Board attendance was required
                                                          (including management directors)

2. BOARD MANDATE
Disclose the text of the board's written mandate.    The Board of Directors' Charter is attached hereto as Appendix "B" and
If the board does not have a written mandate,        is available at www.imax.com or upon written request to the Company at
describe how the board delineates its role and       IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K
responsibilities.                                    1B1, Attention: Corporate Secretary.

3. POSITION DESCRIPTIONS
a)   Disclose whether or not the board has           The Board of Directors has not developed written position descriptions
     developed written position descriptions for     for the Chair of the Board or of the Chair of each Committee, however it
     the chair and the chair of each board           is responsible for the appointment of each Chair of a Board Committee.
     committee. If the board has not developed       The Board of Directors and Committees of the Board each operate within
     written position descriptions for the chair     written mandates established and periodically reviewed by the Board of
     and/or the chair of each board committee,       Directors. The Chair of each committee is responsible for reporting on
     briefly describe how the board delineates the   the activities of that Committee to the full Board on a periodic basis.
     role and responsibilities of each such
     position.

b)   Disclose whether or not the board and CEO       The Board of Directors has not developed written position descriptions
     have developed a written position description   for the Chief Executive Officers. The Board of Directors and the
     for the CEO. If the board and CEO have not      Co-Chief Executive Officers develop, on an annual basis, detailed
     developed such a position description,          written corporate objectives and parameters in which the Co-Chief
     briefly describe how the board delineates the   Executive Officers operate the business of the Company. The Board of
     role and responsibilities of the CEO.           Directors is also responsible for annually evaluating the Co-Chief
                                                     Executive Officers against these objectives.

CORPORATE GOVERNANCE DISCLOSURE                      THE COMPANY'S PRACTICES
-------------------------------                      -----------------------
4. ORIENTATION AND CONTINUING EDUCATION
a)   Briefly describe what measures the board        All new directors are provided with the Directors' Manual, a
     takes to orient new directors regarding i)      comprehensive reference source about the Company, the Board of Directors
     the role of the board, its committees and its   and its Committees.
     directors, and ii) the nature and operation
     of the issuer's business.                       Arrangements are made for specific briefing sessions from appropriate senior personnel to help new directors better understand the Company's business environment, strategies and operations. Invitations are also given to existing Board members to join the sessions as a refresher.

                                                     Directors are given periodic reviews and more detailed presentations on particular strategies and presentations by the Company's senior management.

b)   Briefly describe what measures, if any, the     Directors are encouraged to enroll in professional development courses.
     board takes to provide continuing education
     for its directors. If the board does not
     provide continuing education, describe how
     the board ensures that its directors maintain
     the skill and knowledge necessary to meet
     their obligations as directors.

5. ETHICAL BUSINESS CONDUCT
a)   Disclose whether or not the board has adopted   The Board of Directors has adopted a written Code of Ethics for
     a written code for the directors, officers      directors, officers and employees.
     and employees. If the board has adopted a
     written code:

     i) disclose how a person or company may         A copy of the Code of Ethics is available at www.imax.com or upon
     obtain a copy of the code;                      written request to the Company at IMAX Corporation, 2525 Speakman Drive,
                                                     Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary.

     ii) describe how the board monitors             Each year, employees and officers must confirm in writing that they have
     compliance with its code, or if the board       read and understand the Code of Ethics and that the Company has
     does not monitor compliance, explain whether    implemented a complaint procedure which allows employees to report any
     and how the board satisfies itself regarding    conduct that is not compliant with the Code of Ethics on an anonymous
     compliance with its code; and                   and/or confidential basis.

     iii) provide a cross-reference to any           The Company has not filed any material change report during the
     material change report filed since the          financial year ended December 31, 2005 that pertains to any conduct of a
     beginning of the issuer's most recently         director or executive officer that constitutes a departure from the Code
     completed financial year that pertains to any   of Ethics. No waivers from the Code of Ethics have been sought or
     conduct of a director or executive officer      granted.
     that constitutes a departure from the code.

b)   Describe any steps the board takes to ensure    In the event any transactions or agreements occur in respect of which a
     directors exercise independent judgement in     director or executive officer has a material interest, the director or
     considering transactions and agreements in      executive officer will recuse himself from voting on that matter and
     respect of which a director or executive        remove himself from the meeting while the transaction at issue is being
     officer has a material interest.                considered by the Board of Directors.

CORPORATE GOVERNANCE DISCLOSURE                      THE COMPANY'S PRACTICES
-------------------------------                      -----------------------
c)   Describe any other steps the board takes to     The Board of Directors, through the Audit Committee, which is comprised
     encourage and promote a culture of ethical      entirely of independent directors, has appointed the Chief Compliance
     business conduct.                               Officer to oversee the Company's compliance with all regulatory requirements, including the Company's Code of Ethics.

                                                     The Board of Directors sets the tone for ethical conduct throughout the
                                                     Company by considering and discussing ethical considerations when reviewing corporate transactions and other Company activities.

6. NOMINATION OF DIRECTORS
a)   Describe the process by which the board         The Board of Directors as a whole evaluates potential new candidates for
     identifies new candidates for board             the Board on an ongoing basis in light of opportunities and risks facing
     nomination.                                     the Company, and the competencies, skills and personal qualities that are desirable to add value to the Company and to contribute to effective governance of the Company. Candidates are identified from a number of sources, including recommendations from Board members, management, shareholders and others.

                                                     The Board of Directors will consider any nominee recommended by a shareholder under the same criteria as any other potential nominee. The names and biographies of any such proposed nominees should be sent to
                                                     IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario L5K 1B1,
                                                     Attention: Corporate Secretary. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company.

b)   Disclose whether or not the board has a         The Board of Directors does not have a nominating committee but has
     nominating committee composed entirely of       adopted a formal nominating process (described in 6.a) above) which it
     independent directors. If the board does not    believes is effective in the identification and recruitment of potential
     have a nominating committee composed entirely   board members.
     of independent directors, describe what steps
     the board takes to encourage an objective
     nomination process.

7. COMPENSATION
a)   Describe the process by which the board         The Board of Directors has adopted a "Director Remuneration Policy"
     determines the compensation for the issuer's    setting forth the remuneration for the independent directors. This
     directors and officers.                         policy is reviewed periodically by the Corporate Governance Committee at which time the Committee reviews director compensation data for companies of a comparable size. This data is compiled by the Company's management from public sources and is reported to the Committee. Using such information, the Committee formulates a recommendation to the Board of Directors and the final decision is made by the Board of Directors.

                                                     With respect to the Co-Chief Executive Officers, the Compensation
                                                     Committee reviews and recommends to the Board of Directors the compensation and performance criteria, basing its recommendations on available data for the most comparable companies and external compensation consultants. From time to time, the Board of Directors considers issues of compensation of certain senior executives of the
                                                     Company.

b)   Disclose whether or not the board has a         The Board of Directors has established a Compensation Committee composed
     compensation committee composed entirely of     entirely of independent directors.
     independent directors.

CORPORATE GOVERNANCE DISCLOSURE                      THE COMPANY'S PRACTICES
-------------------------------                      -----------------------
c)   If the board has a compensation committee,      The Compensation Committee is responsible for setting objectives for the
     describe the responsibilities, powers and       Co-Chief Executive Officers, assessing their performance on a periodic
     operation of the compensation committee.        basis and recommending compensation arrangements to the Board of
                                                     Directors. A copy of the Compensation Committee Charter is available at
                                                     www.imax.com or upon written request to the Company at IMAX Corporation,
                                                     2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention:
                                                     Corporate Secretary.

d)   If a compensation consultant or advisor has,    During the fiscal year ended December 31, 2005, Mercer Human Resources
     at any time since the beginning of the          Consulting ("Mercer") was retained by the Compensation Committee to
     issuer's most recently completed financial      assist the Board of Directors in reviewing various aspects of the
     year, been retained to assist in determining    compensation packages for the Co-Chief Executive Officers in connection
     compensation for any of the issuer's            with the renewal of their employment agreements. In addition, Mercer was
     directors and officers, disclose the identity   retained to assist the Company in benchmarking aspects of its
     of the consultant or advisor and briefly        independent directors' compensation against those of comparative
     summarize the mandate for which they have       companies.
     been retained. If the consultant or advisor
     has been retained to perform any other work
     for the issuer, state that fact and briefly
     describe the nature of the work.

8. OTHER BOARD COMMITTEES
If the board has standing committees other than      In addition to Audit and Compensation Committees, the Board of Directors
the audit, compensation and nominating committees,   has constituted the following committees:
identify the committees and describe their
function.                                            (i)  Corporate Governance Committee: The Corporate Governance Committee
                                                          is comprised entirely of independent directors, and is responsible for monitoring and evaluating the Company's compliance with regard to the recently enacted regulations in connection with SOX;
                                                          monitoring and evaluating compliance with the Company's articles, by-laws and governance agreements; monitoring and evaluating the
                                                          Company's corporate policies and practices, with particular attention to the Company's disclosure and trading policies; and
                                                          monitoring the effectiveness of the Board of Directors in the discharge of its general oversight responsibilities, and

                                                     (ii) Option Committee: The Option Committee is comprised entirely of independent directors, and is responsible for performing the functions required of it under the Stock Option Plan including the grant of options to Participants under the Stock Option Plan, from time to time, subject to guidelines determined by the Company's human resources department and the Compensation Committee.

9. ASSESSMENTS
Disclose whether or not the board, its committees    Annually, each director and committee member completes a self-evaluation
and individual directors are regularly assessed      questionnaire. The input is summarized on a confidential basis and
with respect to their effectiveness and              reviewed with the Corporate Governance Committee. The Chair of that
contribution. If assessments are regularly           committee reports the findings to the full Board. Any agreed upon
conducted, describe the process used for the         improvements are implemented as applicable.
assessments.

                                  APPENDIX "B"

                                IMAX CORPORATION

                           BOARD OF DIRECTORS' CHARTER

     ROLE OF BOARD

     The role of the Board of Directors is to supervise the business and affairs of the Company, which are conducted by its officers and employees under the direction of the chief executive officers ("Co-CEOs"), to enhance the long-term value of the Company for its shareholders. The Board is elected by the shareholders to oversee management to ensure that the best interests of the shareholders are advanced by enhancing shareholder value in a manner that recognizes the concerns of other stakeholders in the Company including its employees, suppliers, customers and the communities in which it operates.

     AUTHORITY AND RESPONSIBILITIES

     The Board of Directors meets regularly to review reports by management on the performance of the Company. In addition to the general supervision of management, the Board is responsible for performing or delegating the performance of the following functions to Committees of the Board:

     1. Strategic Planning - overseeing the strategic planning process within the Company and reviewing, approving and monitoring the annual operating plan for the Company including fundamental financial and business strategies and objectives;

     2. Risk Assessment - assessing the major risks facing the Company and reviewing, approving and monitoring the manner of managing those risks;

     3. Co-CEOs - developing and reviewing the Co-CEO's corporate objectives, evaluating the Co-CEOs against these objectives and determining their compensation;

     4. Maintaining Integrity - reviewing and monitoring the controls and procedures within the Company to maintain its integrity, including its disclosure controls and procedures, its internal controls and procedures for financial reporting and its compliance with its Code of Ethics.

     COMPOSITION AND PROCEDURES

     1. Size of Board and Nominating Process - The directors of the Company are elected by the shareholders at the annual meeting of shareholders. The Board is responsible for identifying and recommending candidates for election to the Board from time to time. The Board evaluates potential candidates on an ongoing basis in light of opportunities and risks facing the Company, and the competencies, skills, personal and professional qualities that are desirable to add value and to contribute to the effective governance of the Company. Candidates are then formally nominated for election by a majority of the independent directors. Any shareholder may propose a nominee for election to the Board either by means of a shareholder proposal upon compliance with the requirements prescribed by the Canada Business Corporations Act or at the annual meeting. The Board also determines the number of directors on the Board, subject to a minimum of one and a maximum of
          15. Between annual meetings, the Board may appoint directors to serve until the next annual meeting.

     2. Qualifications - Directors should have the highest personal and professional ethics and values and be committed to advancing the best interests of the shareholders of the Company. A majority of the directors will be "independent directors" as defined by applicable securities regulation.

     3. Director Orientation - On joining the Board, each new director will be provided with various corporate information and will be invited to attend personal briefings with senior management on the Company's current operating plan, major risks and other key business and technology matters.

                           BOARD OF DIRECTORS' CHARTER
                                   (CONTINUED)

     4. Meetings - The Board has at least four scheduled meetings a year which directors are expected to make every reasonable effort to attend in person. The Chairman of the Board together with the Secretary to the Board are responsible for determining meeting agendas. Materials for each meeting will be distributed to the directors in advance, to the extent practically possible.

          At each scheduled quarterly meeting, the directors have the opportunity to meet "in camera" without management present.

     5. Committees - The Board has established the following permanent committees to assist the Board in discharging its responsibilities:
          Audit, Corporate Governance, Compensation and Option. Each such committee operates under terms of reference or charters which have been approved by the Board. Special committees may be established from time to time to assist the Board in connection with specific matters. The chair of each committee reports to the Board following meetings of the committee. The terms of reference of each permanent committee is periodically reviewed by the committee and approved by the Board.

     6. Evaluation - The Corporate Governance Committee performs an annual evaluation of the effectiveness of the Board as a whole and of the Audit Committee.

     7. Compensation - The Board's compensation is reviewed periodically by the Corporate Governance Committee and recommendations are then made to the Board.

     8. Access to Independent Advisors - The Board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company. Any director may, subject to the approval of the Chair of the Board, retain an outside advisor at the expense of the Company.

August 2005

                                  (IMAX(R)LOGO)

(IMAX(R) LOGO)                                              (COMPUTERSHARE LOGO)

                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com

                                        SECURITY CLASS

                                        HOLDER ACCOUNT NUMBER


FORM OF PROXY - ANNUAL MEETING OF IMAX CORPORATION TO BE HELD ON APRIL 11, 2006

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OR COMPANY OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OR COMPANY OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

 PROXIES SUBMITTED MUST BE RECEIVED BY 10:30AM, EASTERN TIME, ON APRIL 7, 2006.


VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

TO VOTE USING THE TELEPHONE                TO VOTE USING THE INTERNET

-    Call the number listed BELOW from a   -    Go to the following web site:
     touch tone telephone.                      www.computershare.com/proxy
     1-866-732-VOTE (8683) TOLL FREE

IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THIS PROXY.

VOTING BY MAIL may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

VOTING BY MAIL OR BY INTERNET are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

TO VOTE BY TELEPHONE OR THE INTERNET, YOU WILL NEED TO PROVIDE YOUR CONTROL NUMBER, HOLDER ACCOUNT NUMBER AND ACCESS NUMBER LISTED BELOW.

CONTROL NUMBER                HOLDER ACCOUNT NUMBER                ACCESS NUMBER
_____________                     _____________                    _____________

APPOINTMENT OF PROXYHOLDER

The undersigned common shareholder of IMAX Corporation (the "Company")      PRINT THE NAME OF THE PERSON YOU ARE  ------------------
hereby appoints Bradley J. Wechsler, failing whom, Richard L. Gelfond,  OR  APPOINTING IF THIS PERSON IS SOMEONE
failing whom, Robert D. Lister, failing whom, G. Mary Ruby,                 OTHER THAN THE MANAGEMENT
                                                                            NOMINEES LISTED HEREIN.               ------------------

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of IMAX
CORPORATION to be held at Stony Brook Manhattan, 2nd Floor, 401 Park Avenue South, New York, New York, USA, 10016 on April 11, 2006
at 10:30 am and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. ELECTION OF DIRECTORS

                    FOR   WITHHOLD                            FOR   WITHHOLD                         FOR   WITHHOLD

01. Neil S. Braun   [ ]   [ ]        02. Kenneth G. Copland   [ ]   [ ]        03. Garth M. Girvan   [ ]   [ ]

2. APPOINTMENT OF AUDITORS
                                                                                                                      FOR   WITHHOLD
In respect of the appointment of PriceWaterhouseCoopers LLP as auditors of the
Company and authorizing the directors to fix their remuneration.                                                      [ ]   [ ]

AUTHORIZED SIGNATURE(S) - THIS SECTION MUST BE COMPLETED                                      SIGNATURE(S)           DATE
FOR YOUR INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby   ---------------------
revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE                         MM/DD/YY
INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.                       ---------------------

INTERIM FINANCIAL STATEMENTS

Mark this box if you would like to receive interim financial statements and accompanying      [ ]
Management's Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at
www.computershare.com/mailinglist.